Exhibit 23


                 Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-01007.

                                                      s/ Arthur Andersen LLP
                                                      ----------------------
                                                        Arthur Andersen LLP


Atlanta, Georgia
March 30, 1998